Exhibit 10.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation to Registration Statement on Form S-1, of our report dated March 25, 2026, of LEEF Brands, Inc. relating to the audits of the consolidated financial statements as of December 31, 2025 and 2024 and for the periods then ended and the reference to our firm under the caption “Experts” in the Registration Statement.

/s/ M&K CPA’s, PLLC

The Woodlands, TX

July 8, 2026